                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  June 5, 1996


                        MARSH & McLENNAN COMPANIES, INC.
             (Exact name of registrant as specified in its charter)



                Delaware                 1-5998                36-2668272
     (State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)              File Number)      Identification No.)



     1166 Avenue of the Americas, New York, N.Y.                  10036
     (Address of principal executive offices)                   (zip code)



     Registrant's telephone number, including area code: (212) 345-5000

                                 Not Applicable
     (Former name or former address, if changed since last report)

   Item 2. Acquisition or Disposition of Assets

    On June 5, 1996, Marsh & McLennan Companies, Inc. (the
   "Registrant"), through its wholly-owned subsidiary, The Bowring
   Group Limited, completed the sale of all of the outstanding capital stock of The Frizzell Group Limited ("Frizzell") and certain subsidiaries of Frizzell to Liverpool Victoria Friendly
   Society Limited ("Liverpool Victoria"). The price for the capital stock was approximately (pounds)188 million in cash and was determined through arm's length negotiations. The Registrant expects to utilize the sale proceeds to enhance its overall capitalization, including purchasing shares of its common stock and reducing the current level of commercial paper borrowings.

    Frizzell, headquartered in Bournemouth, England, provides
   motor and household insurance, banking and independent financial
   advice in the United Kingdom.   Liverpool Victoria, based in
   London, sells personal lines life insurance.

   Item 7. Financial Statements, Pro Forma
     Financial Information and Exhibits


   a. Financial statements of businesses acquired:

    Not applicable.

   b. Pro forma financial information:

    1. Pro Forma Condensed Consolidated Statements of Income:

     (a) Year Ended December 31, 1995.

     (b) Three Months Ended March 31, 1996.

    2. Pro Forma Condensed Consolidated Balance Sheet as of
      March 31, 1996.

   c. Exhibits:

    1. Option Agreement, dated February 7, 1996, among Marsh &
       McLennan Companies, Inc., The Bowring Group Limited,
       Liverpool Victoria Friendly Society Limited and
       Baltimore Limited, as amended by a Deed of Amendment dated June 5, 1996.

   PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




The following unaudited pro forma condensed consolidated statements of income for the year ended December 31, 1995 and the three months ended March 31, 1996 and the unaudited pro forma condensed consolidated balance sheet as of March 31, 1996 give the effect of Marsh & McLennan Companies, Inc.'s (the "Registrant") disposition of The Frizzell Group Limited ("Frizzell") to Liverpool Victoria Friendly Society Limited. The pro forma statements of income assume the transaction occurred on January 1, 1995 and the pro forma balance sheet assumes the disposition occurred on March 31, 1996. The after-tax gain on the sale of Frizzell is included in the Registrant's pro forma condensed consolidated balance sheet as of March 31, 1996. Such gain on sale has been excluded from the accompanying pro forma condensed consolidated statements of income as it represents a direct, nonrecurring effect of the transaction. The estimated gain relating to the sale is not expected to be material to the Registrant's annual consolidated results of operations.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon the assumptions disclosed in the notes to the pro forma condensed consolidated financial statements. The unaudited pro forma financial statements presented herein are shown for illustrative purposes only and do not purport to be indicative of the results which would have been reported if the disposition had occurred on the date or for the periods indicated or which may occur in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Registrant's latest annual report on Form 10-K and latest quarterly report on Form 10-Q.

MARSH & McLENNAN COMPANIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1995  (UNAUDITED)
(In millions, except per share figures)




                             Marsh &        Pro Forma
                            McLennan       Adjustments
                           Companies, ----------------------
                              Inc.    Frizzell (a)   Other    Pro forma
                           ---------- ------------ ---------  ----------
Revenue                     $3,770.3     $147.1               $3,623.2

Expense                      3,075.4      121.9                2,953.5
                           ---------- ------------ ---------  ----------

Operating Income               694.9       25.2                  669.7

Interest, net                  (45.1)       1.0     $5.6 (b)     (40.5)
                           ---------- ------------ ---------  ----------
Income Before Income Taxes     649.8       26.2      5.6         629.2

Income Taxes                   246.9        9.9      2.1 (c)     239.1
                           ---------- ------------ ---------  ----------
Net Income                    $402.9      $16.3     $3.5        $390.1
                           ========== ============ =========  ==========
Net Income Per Share           $5.53                             $5.51
                           ==========                         ==========
Average Number of Shares
    Outstanding                 72.9                (2.1)(d)      70.8
                           ==========              =========  ==========

See accompanying notes to pro forma condensed consolidated financial statements.

MARSH & McLENNAN COMPANIES, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 1996  (UNAUDITED)
(In millions, except per share figures)




                                     Marsh &        Pro Forma
                                    McLennan       Adjustments
                                   Companies, ----------------------
                                      Inc.    Frizzell (a)   Other    Pro forma
                                   ---------- ------------ ---------  ----------

Revenue                             $1,070.7      $31.8                $1,038.9

Expense                                828.2       28.4                   799.8
                                    --------     ------    -----       --------

Operating Income                       242.5        3.4                   239.1

Interest, net                          (11.7)       0.4     $1.3 (b)      (10.8)
                                    --------     ------    -----       --------

Income Before Income Taxes             230.8        3.8      1.3          228.3

Income Taxes                            87.7        1.4      0.5 (c)       86.8
                                    --------     ------    -----       --------

Net Income                            $143.1       $2.4     $0.8         $141.5
                                    ========     ======    =====       ========

Net Income Per Share                   $1.96                              $2.00
                                    ========     ======    =====       ========

Average Number of Shares
    Outstanding                         72.9                (2.1)(d)       70.8
                                    ========     ======    =====       ========

See accompanying notes to pro forma condensed consolidated financial statements.

MARSH & McLENNAN COMPANIES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 1996 (UNAUDITED)
(In millions of dollars)


                                             Marsh &           Pro Forma
                                             McLennan          Adjustments
                                            Companies,    -----------------------
                                               Inc.       Frizzell (a)      Other           Pro forma
                                            ----------    ------------      -----           ---------
ASSETS
Current Assets:
Cash and cash equivalents                      $338.7          $31.7                           $307.0
                                             --------         ------        ------           --------
Receivables                                   1,158.4          141.5        ($0.5)(e)         1,016.4
  Less-allowance for doubtful accounts          (46.8)          (4.9)                           (41.9)
                                             --------         ------        ------           --------
  Net receivables                             1,111.6          136.6          (0.5)             974.5
                                             --------         ------        ------           --------
Other current assets                            228.5            3.5           4.0(f)           229.0
                                             --------         ------        ------           --------
      Total current assets                    1,678.8          171.8           3.5            1,510.5
                                             --------         ------        ------           --------
Consumer finance receivables, net               153.2          153.2                                -
                                             --------         ------        ------           --------
Long-term securities                            449.8              -                            449.8
                                             --------         ------        ------           --------
Fixed assets, net                               755.6           25.9                            729.7
                                             --------         ------        ------           --------
Intangible assets                               715.4          142.2                            573.2
                                             --------         ------        ------           --------
Other assets                                    685.7           18.3          21.5(e,f)         688.9
                                             --------         ------        ------           --------
                                             $4,438.5         $511.4         $25.0           $3,952.1
                                             ========         ======        ======           ========

LIABILITIES AND
STOCKHOLDERS' EQUITY
Current liabilities:
Short-term debt                                 $655.7        $131.3         ($94.1)(e)        $430.3
Accounts payable and accrued liabilities         675.1          64.5           11.3(f)          621.9
Accrued income taxes                             207.8           6.8           24.6(f)          225.6
                                              --------        ------          -----          --------

Total current liabilities                      1,538.6         202.6          (58.2)          1,277.8
                                              --------        ------          -----          --------

Fiduciary liabilities                          1,893.0          21.9                          1,871.1

Less - cash and investments held in
            a fiduciary capacity              (1,893.0)        (21.9)                        (1,871.1)
                                              --------        ------          -----          --------
                                                      -            -                                -

Long-term debt                                   409.7             -                            409.7
                                              --------        ------          -----          --------

Other liabilities                                714.6          93.7           41.6(e,f)        662.5
                                              --------        ------          -----          --------

Commitments and contingencies                        -             -              -                 -
                                              --------        ------          -----          --------

Stockholders' equity:
Preferred stock                                      -             -                                -
Common stock                                      76.8           9.4            9.4(e)           76.8
Other stockholders' equity                     1,996.5         205.7          232.2(e)        2,023.0
                                              --------        ------          -----          --------
                                               2,073.3         215.1          241.6           2,099.8
Less - treasury shares                          (297.7)            -         (200.0)(e)        (497.7)
                                              --------        ------          -----          --------
Total stockholders' equity                     1,775.6         215.1           41.6           1,602.1
                                              --------        ------          -----          --------
                                              $4,438.5        $511.4          $25.0          $3,952.1
                                              ========        ======          =====          ========

See accompanying notes to pro forma condensed consolidated financial statements.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The statements of income shown for Frizzell have been translated into U.S. dollars at the respective average exchange rates for the periods presented. The Frizzell balance sheet as of March 31, 1996 has been translated into U.S. dollars at the exchange rate on such date.

A description of the adjustments reflected in the pro forma condensed consolidated financial statements follows:

    (a) To eliminate Frizzell's income statement and balance sheet from the historical financial statements of the Registrant.

    (b) To reflect the reduction in interest expense resulting from the use of $94.1 million in proceeds to repay commercial paper borrowings.

    (c) To record the tax effect of the pro forma adjustments.

    (d) To reflect the reduction in the average number of shares outstanding from the use of $200.0 million in proceeds to repurchase the Registrant's common shares at an assumed price of $95.

    (e) To record the sale of Frizzell and the settlement of intercompany loan balances for net proceeds of $294.1 million. It has been assumed that the proceeds from the transaction were used to reduce commercial paper borrowings ($94.1 million) and to repurchase the Registrant's common stock ($200.0 million).

    (f) To reflect transaction costs, liabilities retained by the Registrant and the income tax assets and liabilities related to the disposition.

                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MARSH & McLENNAN COMPANIES, INC.



                                   By:  /s/ Gregory Van Gundy
                                        ----------------------------------
                                        Gregory Van Gundy
                                        General Counsel and Secretary


     Date:  June 20, 1996

                                   EXHIBITS

1. Option Agreement, dated February 7, 1996, among Marsh & McLennan Companies, Inc., The
   Bowring Group Limited, Liverpool Victoria
   Friendly Society Limited and Baltimore
   Limited as amended by a Deed of Amendment dated June 5, 1996.